UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 21, 2007

ARBINET-THEXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51063	13-3930916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Albany Street, Tower II, Suite 450 New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

(732) 509-9100

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 21, 2007 and October 30, 2007, the Board of Directors of Arbinet-thexchange, Inc., a Delaware corporation (the “Company”), approved amendments to the Second Amended and Restated By-Laws of the Company to allow for the issuance and transfer of uncertificated shares of the Company. These amendments are effective as of August 21, 2007 and October 30, 2007. The purpose for these amendments is to ensure that the Company could become eligible to participate in a Direct Registration Program, as required by NASDAQ Rule 4350.

A copy of the Certificate of Amendment to the Company’s Second Amended and Restated By-Laws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated By-Laws of the Arbinet-thexchange, Inc.*

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBINET-THEXCHANGE, INC.

	By:	/s/ W. Terrell Wingfield, Jr.
Date: October 31, 2007	Name:	W. Terrell Wingfield, Jr.
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated By-Laws of the Arbinet-thexchange, Inc.*

*	Filed herewith.